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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  April 5, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-15190                  13-3159796
        ----------------                 -------              --------------
(State or other jurisdiction of        (Commission             (I.R.S. Employer
         incorporation)                File Number)          Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                           --------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                              ---------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                   -----------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

          Effective April 5, 2005, Genentech, Inc., OSI Pharmaceuticals, Inc.'s partner for the distribution and sale in the United States of its oncology drug, Tarceva(TM), is implementing a price increase to wholesalers for sales of the drug in the United States. The price for a 30-day supply of 150 mg tablets will increase from the launch price of $2,026 to $2,330. The prices for a 30-day supply of the 100 mg and 25 mg tablet strengths will increase from $1,783 to $2,060 and $648 to $750, respectively.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Date: April 5, 2005            OSI PHARMACEUTICALS, INC.



                                       By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)



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